UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
Current Report
Pursuant to Section l3 and l5(d) of the
Securities Exchange Act of l934

January 1, 2017
Date of report (date of earliest event reported)

SP PLUS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601-7702
(Address of Principal Executive Offices) (Zip Code)

(312) 274-2000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b) William H. Bodenhamer, Jr., a named executive officer of SP Plus Corporation (the “Company”), has served as the Company’s Executive Vice President, Operations and the President and Chief Executive Officer of the Company’s USA Parking System, Inc. subsidiary since October 2012. Mr. Bodenhamer, who will be 65 in March 2017, became the non-executive Chairman of USA Parking System, Inc. effective January 1, 2017 in accordance with his employment agreement dated September 12, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION

Date: January 5, 2017	By: /s/ VANCE C. JOHNSTON
Vance C. Johnston, Chief Financial Officer and Treasurer